American Funds Insurance Series® Prospectus Supplement June 1, 2024 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares prospectuses each dated May 1, 2024

The following is added to the subsection titled “Management and organization – The Capital SystemTM” in the Growth-Income Fund section of the prospectus:

Caroline Jones, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the fund. Caroline has 27 years of investment experience in total (20 years with Capital Research and Management Company or affiliate). She has four years of experience in managing the fund and nine years of prior experience as an investment analyst for the fund.

Donald D. O’Neal, William L. Robbins and Carlos A. Schonfeld will no longer manage money in the fund.

Keep this supplement with your prospectus.

Lit. No. INA8BS-135-0524O CGD/8024-S103628

American Funds Insurance Series®

Statement of Additional

Information Supplement

June 1, 2024

(for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares statement of additional information dated May 1, 2024)

The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Series” section is amended solely with respect to the fund listed below to read as follows. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager/ Investment professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)[1,2]
Growth-Income Fund
Charles E. Ellwein	4	$198.4	3	$1.81	None
J. Blair Frank	2	$250.8	1	$3.63	None
Caroline Jones	2	$36.2	2	$1.20	None
Keiko McKibben	2	$7.3	None		None

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-136-0624O CGD/8024-S103629

American Funds Insurance Series® Prospectus Supplement June 1, 2024 (for Class P1 and Class P2 shares prospectuses dated May 1, 2024)

The following information is added under the heading “Portfolio managers of the underlying fund” in the “Management” section of the prospectus for Managed Risk Growth-Income Fund:

Caroline Jones, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the Growth-Income Fund. Caroline has 27 years of investment experience in total (20 years with Capital Research and Management Company or affiliate). She has four years of experience in managing the Growth-Income Fund and nine years of prior experience as an investment analyst for the Growth-Income Fund.

Donald D. O’Neal, William L. Robbins and Carlos A. Schonfeld will no longer manage money in the Growth-Income Fund.

Keep this supplement with your prospectus.

Lit. No. INP8BS-044-0624P CGD/8024-S103631